SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2023

Global System Dynamics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40707	86-1458374
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

815 Walker Street, Ste. 1155 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 229-0829

____________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	GSDWU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	GSD	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	GSDWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on December 14, 2022, Global System Dynamics, Inc., a Delaware corporation (the “Company”), entered into an Business Combination Agreement (as amended, and as it may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, Zilla Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (the “Merger Sub”) and DarkPulse, Inc., a Delaware corporation (“DarkPulse”). Upon consummation of the transactions contemplated by the Business Combination Agreement, Merger Sub will merge with and into DarkPulse (the “Merger”) with DarkPulse surviving the Merger as a wholly-owned subsidiary of the Company. The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

On or about August 8, 2023, the parties to the Business Combination Agreement entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”) pursuant to which the parties agreed to extend the date by the parties must consummate the Business Combination, or otherwise have the right to terminate the Business Combination Agreement, from August 9, 2023 to February 9, 2024, without any right of extension.

The foregoing descriptions of the Business Combination Agreement and the Amendment are not complete and are subject to and qualified in their entirety by reference to the Business Combination Agreement and the Amendment, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1 and 2.2, respectively, and the terms of which are incorporated by reference herein.

Additional Information and Where to Find It

This Current Report relates to a proposed Business Combination transaction involving the Company and DarkPulse. In connection with the proposed transaction, the Company initially filed a prospectus and joint proxy statement (the “Proxy Statement”). The Company will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and securityholders of the Company are urged to read the definitive Proxy Statement, when available, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. When available, stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Global System Dynamics, Inc., 815 Walker Street, Ste. 1155 Houston, TX 77002. The preliminary and definitive Proxy Statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company, DarkPulse and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described herein under the rules of the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement regarding the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on May 26, 2023. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On August 9, 2023, the Company filed with the Secretary of State of the State of Delaware an amendment (the “Extension Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate a Business Combination up to six times, each by an additional month, for an aggregate of six additional months (i.e. from August 9, 2023 up to February 9, 2024) or such earlier date as determined by the board of directors.

The Company’s stockholders approved the Extension Amendment at a special meeting of stockholders of the Company (the “Special Meeting”) on August 7, 2023. The foregoing description of the Extension Amendment is qualified in its entirety by the full text of the Extension Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 7, 2023, at the Special Meeting, a total of 3,291,955 (or 78.83%) of the Company’s issued and outstanding shares of Class A common stock (“Public Shares”) and Class B common stock held of record as of July 5, 2023, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which received sufficient votes (more than 65%) for approval. The final vote tabulation for each proposal is set forth below.

Proposal 1. To approve and adopt the Extension Amendment proposal.

For	Against	Abstained
3,291,918	36	1

Proposal 2. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment proposal.

For	Against	Abstained
3,288,034	3,920	1

The Company’s stockholders approved the Extension Amendment proposal. Although the adjournment proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

In connection with the Special Meeting, stockholders holding 866,088 Public Shares properly exercised their right to redeem their shares (and did not withdraw their redemption) for cash at a redemption price of approximately $10.97 per share, for an aggregate redemption amount of approximately $9,501,728. Following such redemptions, as of August 7, 2023, approximately $5,233,823 was left in trust and 477,066 Public Shares remained outstanding.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events involving, or future performance of, the Company. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such statements may include, but are not limited to, statements regarding the Extension Amendment. In addition, these forward-looking statements include, without limitation, the Company’s and DarkPulse’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and DarkPulse’s control and are difficult to predict. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Certain risks and uncertainties are set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s annual report on Form 10-K dated May 26, 2023, relating to certain risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to the Company’s stockholders, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Business Combination Agreement, by, between, and among Global System Dynamics, Inc., DarkPulse, Inc., and Zilla Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 15, 2022).
2.2	Amendment No. 1 to Business Combination Agreement, dated August 8, 2023, by and among the Company, Merger Sub and DarkPulse.
3.1	Amendment to the Amended and Restated Certificate of Incorporation of Global System Dynamics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global System Dynamics, Inc.

Date: August 9, 2023	By:	/s/ Rick Iler
Rick Iler, Principal Executive Officer and Chief Financial Officer

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